EXHIBIT 10.3
EXECUTION COPY
CONTINUING GUARANTY
CITICORP USA, INC.

NEW YORK	June 29, 2007
I. For and in consideration of the obligations to Citicorp USA, Inc. (“Citicorp” or “you”) of PGRT ESH, Inc. (the “Borrower”), a Delaware corporation, under (i) the Promissory Note of even date herewith in the principal amount of $120,000,000 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”) by the Borrower in favor of Citicorp, and (ii) the Loan Agreement of even date herewith (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) between the Borrower and Citicorp, David Lichtenstein, an individual (the “Undersigned”), does hereby unconditionally and irrevocably GUARANTEE the punctual payment to you of the Obligations (as defined in the Loan Agreement), as and when payable, together with interest thereon, fees related thereto and any and all costs and expenses which may be incurred by you in collecting all or any of the Obligations or in enforcing any rights hereunder.
II. As implementing the foregoing, it is understood and agreed that the Undersigned unconditionally and irrevocably guarantees that the Obligations will be paid to you strictly in accordance with the terms and provisions of the Note, the Loan Agreement, the other Loan Documents or any other agreement, express or implied, which has been or may hereafter be made or entered into by the Borrower in reference thereto, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of the Note, the Loan Agreement, the other Loan Documents, or any such other agreement or your rights with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations.
III. To induce you to make the Loan (as defined in the Loan Agreement) under the Note and the Loan Agreement, the Undersigned represents and warrants as follows as of the date hereof: (a) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Guaranty by the Undersigned, and the execution, delivery and performance of this Guaranty by the Undersigned do not and will not violate or otherwise contravene law or any material agreement by which the Undersigned or his property is bound; (b) this Guaranty is the legal, valid and binding obligation of the Undersigned, enforceable against the Undersigned in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity; (c) the balance sheet and other financial statements of the Undersigned most recently furnished to you by or on behalf of the Undersigned are true, correct and complete, and fairly present the financial condition of the Undersigned as of the date thereof for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since such date, there has been no material adverse change in such financial condition of the Undersigned or in the ability of the Undersigned to perform the Undersigned’s obligations hereunder; (d) all tax returns with respect to the Undersigned and the Undersigned’s property which are required to be filed have been duly filed, all taxes and assessments shown thereon to be due and payable by the Undersigned have been paid, and no taxing authority has asserted any claim for unpaid taxes or assessments against the Undersigned; (e) there is no action or proceeding affecting the Undersigned pending before any court, governmental agency or arbitrator or, to the knowledge of the Undersigned, threatened, and there is no other action or proceeding affecting the Undersigned pending before any court, governmental agency or arbitrator or, to the knowledge of the Undersigned, threatened, which may materially adversely affect the financial condition, affairs or prospects of the Undersigned, or which purports to affect the legality, validity or enforceability of this Guaranty or any document executed or delivered in connection herewith by the Undersigned (including, without limitation, any other Loan Document); and (f) no Event of Default (as defined in the Loan Agreement) has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

IV. So long as any of the Obligations shall remain unpaid, the Undersigned will, unless you shall otherwise consent in writing: (a) comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the Undersigned or the Undersigned’s property, except to the extent contested in good faith and by appropriate proceedings; (b) upon reasonable notice to the Undersigned and at reasonable times prior to an Event of Default and at any time thereafter, provide you access to the books and financial records of the Undersigned from time to time to inspect and make copies (at the Undersigned’s expense) of such books and records and provide you with copies (photostatic or electronic, as the case may be) of all financial statements, reports, books, records and accounts furnished to the Undersigned in respect of the Specified Real Property Interests (as defined in the Loan Agreement) not later than three (3) Business Days (as defined in the Loan Agreement) after receipt thereof by the Undersigned; (c) maintain at all times for the Undersigned and Lightstone Holdings LLC, a Delaware limited liability company (“Lightstone”), on a combined basis, but without duplication, Unencumbered Liquid Assets (as defined below) of $75,000,000, and use reasonable efforts to maintain at least $50,000,000 of such Unencumbered Liquid Assets with you, Citibank, N.A. or another affiliate thereof; (d) maintain at all times for the Undersigned and Lightstone, on a combined basis, but without duplication, a net worth, consisting of total assets less total liabilities of the Undersigned and Lightstone, determined in accordance with generally accepted accounting principles consistently applied (“Net Worth”), of not less than $900,000,000; (e) furnish to you as soon as available and in any event by May 1 of each calendar year, the balance sheet (showing, among other things, the Undersigned’s and Lightstone’s Net Worth and Unencumbered Liquid Assets, each on a combined basis, but without duplication) and statement of income and other regularly prepared financial statements of the Undersigned and each other Loan Party (as defined in the Loan Agreement) for the previous calendar year, certified as true and complete by the Undersigned; (f) promptly (and in any event within 30 days) after the filing thereof, furnish, or cause to be furnished, to you all annual Federal income tax returns of the Undersigned and each other Loan Party, including all schedules thereto; (g) furnish, or cause to be furnished, to you on or before December 31, 2007, a projection of income and expenses, in form and substance satisfactory to you, in respect of the Specified Real Property Interests and the Collateral (as defined in the Loan Agreement) for calendar year 2008; (h) furnish, or cause to be furnished, to you, no later than forty-five (45) days after the end of each calendar quarter, operating statements and rent rolls with respect to the Specified Real Property Interests and on a combined basis with respect to the Collateral, together with evidence, in form and substance satisfactory to you, of the Collateral Value (as defined in the Loan Agreement) as of the end of such calendar quarter, in each case certified by the Undersigned; (i) furnish, or cause to be furnished, to you within forty-five (45) days after the end of calendar year 2007, a statement of the operating results of the Specified Real Property Interests for such year; (j) furnish, or cause to be furnished, to you a compliance certificate, in form and substance satisfactory to you, within fifteen (15) days after the end of each month, demonstrating the Undersigned’s compliance with the Unencumbered Liquid Assets covenant set out in clause (c) of this paragraph IV as of the end of such month, accompanied by copies of the Undersigned’s relevant monthly bank and brokerage statements sent to the Undersigned; (k) furnish, or cause to be furnished, to you a compliance certificate, in form and substance satisfactory to you, within fifteen (15) days after the end of each calendar quarter, demonstrating the Undersigned’s compliance with the Net Worth covenant set out in clause (d) of this paragraph IV as of the end of such calendar quarter; (l) permit, and cause the other Loan Parties to permit, you and your authorized agents to make periodic inspections of the Specified Real Property Interests and/or the Collateral; and (m) within 150 days after the Closing Date (as defined in the Loan Agreement), cause the Lockbox Arrangement (as defined in the Loan Agreement) to become effective. So long as any of the Obligations shall remain unpaid, the Undersigned will not, unless you shall otherwise consent in writing; (w) create or suffer to exist at any time any Indebtedness (as defined in the Loan Agreement) of the Undersigned or any other Loan Party other than the Indebtedness owing to you and unsecured trade debt incurred in the ordinary course of business; (x) create, incur, assume or suffer to exist, or permit any other Loan Party to create, incur, assume or suffer to exist, any Lien (as defined in the Loan Agreement) on any portion of the Collateral or any other assets of the Undersigned or any other Loan Party, other than Permitted Encumbrances (as defined in the Loan Agreement) described in parts (a), (c) or (d) of the definition thereof; (y) permit or suffer to exist a Sale or Pledge (as defined in the Loan Agreement) by the Borrower or any other Loan Party of an interest in the Collateral or any other assets (collectively, a “Transfer”), other than Permitted Encumbrances (notwithstanding the foregoing restriction, a transfer to a Restricted Party (as defined in the Loan Agreement) or by devise or descent or by operation of law upon the death of a grantor, trustee, beneficiary, member, partner or shareholder to a Restricted Party shall not be deemed to be a Transfer, so long as such Transfer does not apply to Collateral and does not impair or limit the Liens in your favor pursuant to any Pledge Agreement (as defined in the Loan Agreement); or (z) pay, or permit any other Loan Party to, directly or indirectly, pay, any dividends or distributions on, or purchase, redeem or retire any shares of any class of capital stock or other equity interests or any warrants, options or rights to purchase any such capital stock or other equity interests, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property, except as and to the extent otherwise permitted in the case of dividends and distributions by the Borrower pursuant to Section 5.2.7 of the Loan Agreement. As used herein, “affiliate” means, with respect to a Person (as defined in the Loan Agreement), another Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Person in question. The term “control” as used in the preceding sentence (and, with correlative meaning, “controlled by” and “under common control with”) means actual control or ownership or voting control, directly or indirectly, of 30% or more of the voting stock, partnership interests, limited liability company interests or other beneficial ownership interests of the Person in question.
V. The Undersigned hereby consents and agrees that you may at any time, or from time to time, in your sole discretion: (a) extend or change the time of payment, or the manner, place or terms of payment of all or any of the Obligations; (b) exchange, release or surrender all or any of the Collateral, or any part thereof, by whomsoever granted or deposited, or release, amend or waive or consent to departure from any other guaranty, which is now or may hereafter be held by you in connection with all or any of the Obligations; (c) sell or purchase all or any such Collateral at public or private sale, or at any broker’s board, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale may be applied by you upon all or any of the Obligations; and (d) settle or compromise with the Borrower, or any other person or entity liable thereon, any and all of the Obligations, or subordinate the payment of same, or any part thereof to the payment of any other debts or claims, which may at any time be due or owing to you or any other person or entity, all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the Undersigned, it being hereby agreed that the Undersigned shall be and remain bound upon this Guaranty, irrespective of the existence, value or condition of any Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale, application, renewal or extension. The Undersigned further agrees that the liability of the Undersigned under this Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Obligations, the Note, the Loan Agreement, any other Loan Document or any other agreement or instrument relating thereto, (ii) any amendment or waiver of, or any consent to departure from, the Note, the Loan Agreement, any other Loan Document or any other agreement or instrument relating to the Obligations, (iii) any non-perfection of any Collateral, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a surety or a guarantor.
VI. The Undersigned hereby waives notice of acceptance of this Guaranty, and also presentment, demand, protests and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or of making any claim or demand hereunder upon the Undersigned. No act or omission of any kind on your part shall in any event affect or impair this Guaranty, nor shall same be affected by any change which may arise by reason of the death, disability or incompetency of the Undersigned. The Undersigned further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by you upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made. The Undersigned further agrees not to exercise any rights which the Undersigned may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to the Undersigned on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for your benefit and shall forthwith be paid to you to be held as cash collateral or credited and applied upon the Obligations, whether matured or unmatured.

VII. This Guaranty shall not be revoked or impaired as to the Undersigned by the death, disability or incompetency or by the revocation or release of any liabilities hereunder of the Undersigned.
VIII. In case any provision in or obligation under this Guaranty or any other document related to this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
IX. This Guaranty and the other documents related to this Guaranty constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, written or oral, with respect thereto.
X. Without limiting your right to bring any action or proceeding against the Undersigned or against property of the Undersigned arising out of or relating to this Guaranty (an “Action”) in the courts of other jurisdictions, the Undersigned hereby irrevocably submits, with respect to any Action (and, exclusively, with respect to any other proceeding involving the Undersigned and you), to the jurisdiction of any New York State or Federal court sitting in New York County, and the Undersigned hereby irrevocably agrees that any Action may be heard and determined in such New York State court or in such Federal court. The Undersigned hereby irrevocably waives, to the fullest extent the Undersigned may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in any jurisdiction. The Undersigned hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to either of the addresses set forth below or by hand delivery to a person of suitable age and discretion at either of the addresses set forth below. Such service will be complete on the date such process is so mailed or delivered. The Undersigned may also be served in any other manner permitted by law, in which event the Undersigned’s time to respond shall be the time provided by law.
XI. This is a continuing guaranty and shall (a) remain in full force and effect until all the Obligations shall have been indefeasibly paid in full in cash; (b) be binding upon the Undersigned and the heirs, executors, administrators, successors and assigns of the Undersigned, and shall inure to the benefit of, and be enforceable by you and your successors, transferees and assigns; and (c) be deemed to have been made under and shall be governed by the laws of the State of New York in all respects, including matters of construction, validity and performance, and it is understood and agreed that none of its terms or provisions may be waived, altered, modified or amended except in writing duly signed for and on your behalf.
XII. “Unencumbered Liquid Assets,” as used herein, means the aggregate cash, marketable securities and other liquid investments of the Undersigned and Lightstone that are not subject to any Lien and that may be sold within 30 days without the consent of any other person or entity.
XIII. All notices and other communications provided for hereunder shall be sent to the Undersigned at their respective addresses set forth below in the manner set forth in Section 8.6 of the Loan Agreement.
XIV.

BOTH THE UNDERSIGNED AND YOU HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING UNDER OR RELATING TO ANY OBLIGATION OR THIS GUARANTY.

/s/ David Lichtenstein

Address: 5 Grand Park Drive Monsey, New York 10952